Exhibit 10.8

AMENDMENT NO. 2 TO FORBEARANCE AGREEMENT

This Amendment No. 2 to Forbearance Agreement, dated as of June 30, 2020 (this “Agreement”) is among ENDOLOGIX, INC., a Delaware corporation (the “Borrower”), the Lenders party to this Agreement, and DEERFIELD ELGX REVOLVER, LLC, as agent (in such capacity, “Agent”), and amends that certain Forbearance Agreement and Amendment to Credit Agreement, dated as of May 26, 2020 (as previously amended pursuant to Amendment No. 1, dated as of June 12, 2020, the “Forbearance Agreement”), by and among the Borrower, the Agent and the Lenders party thereto.

RECITALS

WHEREAS, Borrower, the Lenders from time to time party thereto and the Agent are parties to that certain Credit Agreement dated as of August 9, 2018 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement or the Forbearance Agreement, as applicable);

WHEREAS, Borrower, the Lenders party thereto and the Agent are parties to the Forbearance Agreement, pursuant to which the Lenders party thereto and the Agent agreed to forbear from exercising certain default-related rights and remedies against Borrower and the other Loan Parties with respect to the Specified Defaults during the Forbearance Period;

WHEREAS, Borrower has advised the Lenders that it does not intend to make the interest payment in respect of the Term Credit Agreement due on July 1, 2020 (the “Specified Interest Payment”);

WHEREAS, pursuant to Section 8.08 of the Credit Agreement, the failure to make the Specified Interest Payment shall give rise to an Event of Default if such failure continues for three (3) Business Days after such date (the “Specified Cross-Default”);

WHEREAS, the Borrower has requested that the Required Lenders and the Agent agree to amend the Forbearance Agreement as set forth therein; and

WHEREAS, the Lenders party hereto (each, a “Lender Party”) and the Agent are willing to agree to such amendment on terms and subject to conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

SECTION 1. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 hereof, the Forbearance Agreement is amended as follows:

1.1The definition of “Specified Defaults” in the Recitals to the Forbearance Agreement is hereby amended to add the Specified Cross-Default (as defined above) as a Specified Default thereunder.

Exhibit 10.8

1.2Section 3(a) of the Forbearance Agreement is hereby amended by replacing the reference to “June 30, 2020” set forth therein with “July 8, 2020”.
SECTION 2. No Other Amendments or Waivers.

The Forbearance Agreement (as amended hereby), and the terms and provisions hereof and thereof, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the forbearance expressly set forth in Section 3 of the Forbearance Agreement (as amended hereby), the Credit Agreement shall remain unchanged and in full force and effect. Except as expressly set forth in Section 3 of the Forbearance Agreement (as amended hereby), the execution, delivery, and performance of this Agreement shall not operate as a waiver of or as an amendment of, any right, power, or remedy of Agent or the Lenders party thereto under the Credit Agreement or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. The agreements set forth within the Forbearance Agreement (as amended hereby) are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Credit Agreement or other Loan Documents, and shall not operate as a consent to any further or other matter, under the Loan Documents.

SECTION 3. Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent on the date hereof:

3.1Execution of Agreement. Each Loan Party, Agent and the Required Lenders shall have duly executed and delivered this Agreement.
3.2Accuracy of Representations and Warranties. All representations and warranties contained in Section 4 hereof shall be true and correct in all respects.
3.3Term Loan Forbearance Amendment. An amendment to the Term Loan Forbearance Agreement shall be effective and on terms acceptable to the Lender Parties.
SECTION 4. Representations and Warranties. To induce the Lenders and the Agent to execute and deliver this Agreement, on behalf of itself and the other Loan Parties, Borrower hereby represents and warrants to the Lenders and the Agent that:

4.1as of the date hereof, and after giving effect to this Agreement, the representations and warranties set forth in Article IV of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;

4.2immediately before and after giving effect to this Agreement, no

Exhibit 10.8

Default or Event of Default (other than any Specified Default) has occurred and is continuing;
4.3each of Borrower and each other Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement, this Agreement has been duly executed and delivered by each of Borrower and each other Loan Party and this Agreement is the legal, valid and binding obligation of each of Borrower and each other Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of law; and
4.4other than the Term Loan Forbearance Agreement, as of the date hereof, no Third Party Forbearance Agreements exist.
SECTION 5. Reaffirmation and Release.    Each Loan Party, by its signature below, hereby agrees that:

5.1(i) after giving effect to this Agreement, the Credit Agreement, the Guaranty and Security Agreement and each other Loan Document shall continue to be in full force and effect and (ii) affirms and confirms all of its obligations and liabilities under the Credit Agreement, the Security Agreement and each other Loan Document, in each case after giving effect to this Agreement, including its guarantee of the Obligations and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Agreement to secure such Obligations, all as provided in the Guaranty and Security Agreement as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Agreement; and
5.2after giving effect to this Agreement, each Lien granted by it to the Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party shall (i) continue in full force and effect during the term of the Credit Agreement and (ii) continue to secure the Obligations, in each case on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents.

5.3	Release.
(a)In consideration of this Agreement and agreements of the Agent and Lender Parties contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and the other Loan Parties (collectively, the “Releasing Parties”), each on behalf of itself and its successors, assigns, and other legal representatives hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, the Lender Parties, solely in their capacities as Lenders, and their respective present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, in each case solely in their capacities relative to the Lender Parties and not in any other capacity such party may have relative to the Releasing Parties (Agent, each Lender Party, and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money,

Exhibit 10.8

accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower, the Loan Parties or any of their respective successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Agreement, for or on account of, or in relation to, or in any way in connection with the Credit Agreement or any of the other Loan Documents or transactions thereunder (any of the foregoing, a “Claim” and collectively, the “Claims”). Each Releasing Party expressly acknowledges and agrees, with respect to the Claims, that it waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of U.S. common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 5.3. Furthermore, each of the Releasing Parties hereby absolutely, unconditionally and irrevocably covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released and/or discharged by the Releasing Parties pursuant to this Section 5.3. The foregoing release, covenant and waivers of this Section 5.3 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment or prepayment of any of the Loans, or the termination of the Credit Agreement, this Agreement, any other Loan Document or any provision hereof or thereof.
(b)Each Releasing Party understands, acknowledges and agrees that its release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
SECTION 6. Miscellaneous.

6.1Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.
6.2Governing Law. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.
6.3Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.
6.4Successors and Assigns. This Agreement shall be binding upon the

Exhibit 10.8

parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties and their respective successors and assigns.
6.5References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.
6.6Loan Document. This Agreement shall be deemed to be and shall constitute a Loan Document.
6.7Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The Credit Agreement and each of the Loan Documents remain in full force and effect.
6.8Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior understandings and agreements, among the parties relating to the subject matter thereof.
6.9Counterparts; Execution. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any signature, contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Left Blank]

Exhibit 10.8

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

ENDOLOGIX, INC.

By: /s/ John Onopchenko
Name: John Onopchenko
Title: CEO

[Signature Page to Amendment to ABL Forbearance Agreement]

Exhibit 10.8

GUARANTORS:

CVS/DMS ACQUISITION CORP.

By: /s/ John Onopchenko
Name: John Onopchenko
Title: CEO

NELLIX, INC.

By: /s/ John Onopchenko
Name: John Onopchenko
Title: CEO
TRIVASCULAR TECHNOLOGIES, INC.

By: /s/ John Onopchenko
Name: John Onopchenko
Title: CEO

TRIVASCULAR, INC.

By: /s/ John Onopchenko
Name: John Onopchenko
Title: CEO

ENDOLOGIX CANADA, LLC

By: /s/ John Onopchenko
Name: John Onopchenko
Title: CEO

TRIVASCULAR SALES LLC

By: /s/ John Onopchenko
Name: John Onopchenko
Title: CEO

RMS/ENDOLOGIX SIDEWAYS MERGER CORP.

By: /s/ John Onopchenko
Name: John Onopchenko
Title: CEO

Exhibit 10.8

AGENT AND LENDERS:

DEERFIELD ELGX REVOLVER, LLC, as
Agent

By: Deerfield Management Company, L.P. (Series C), Manager

By: Flynn Management LLC, General
                     By: /s/ David Clark
Name: David Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND
IV, L.P., as Lender

By: Deerfield Mgmt IV, L.P., General Partner

By: J.E. Flynn Capital IV, LLC, General Partner
By: /s/ David Clark
Name: David Clark
Title:    Authorized Signatory

DEERFIELD PARTNERS, L.P., as Lender

By: Deerfield Mgmt , L.P., General Partner

By: J.E. Flynn Capital, LLC, General
By: /s/ David Clark
Name: David Clark
Title:    Authorized Signatory

{Signature Page to Amendment to ABL Forbearance Agreement]

Exhibit 10.8

DEERFIELD PRIVATE DESIGN FUND
III, L.P., as Lender

By:	Deerfield Mgmt III, L.P., General Partner

By:    J.E. Flynn Capital Ill, LLC, General
By: /s/ David Clark
Name:    David Clark
Title:    Authorized Signatory

[Signature Page to Amendment to ABL Forbearance Agreement]